Exhibit 4.4
THIRD SUPPLEMENTAL INDENTURE
          THIRD SUPPLEMENTAL INDENTURE (this “Third Supplemental Indenture”), dated as of February 9, 2007.
          Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture (as defined below).
          WHEREAS VeraSun Energy Corporation, a South Dakota corporation, as issuer (the “Issuer”), VeraSun Aurora Corporation, a South Dakota corporation, VeraSun Fort Dodge, LLC, a Delaware limited liability company, VeraSun Charles City, LLC, a Delaware limited liability company, VeraSun Marketing, LLC, a Delaware limited liability company, VeraSun Welcome, LLC, a Delaware limited liability company, and VeraSun Hartley, LLC, a Delaware limited liability company, as Subsidiary Guarantors, and Wells Fargo Bank, N.A., as trustee, are parties to an Indenture dated as of December 21, 2005 (as supplemented by the First Supplemental Indenture dated as of May 4, 2006, and the Second Supplemental Indenture dated as of August 21, 2006, and as may be further amended or supplemented from time to time, the “Indenture”), relating to the Company’s 9 7/8% Senior Secured Notes due 2012 (the “Notes”);
          WHEREAS Section 9.1(5) of the Indenture allows the Issuer to add a Subsidiary Guarantor without notice or consent of any Holder.
          NOW, THEREFORE, for good and valuable consideration, the receipt of which is acknowledged, the parties hereto agree as follows:
          1.1 New Subsidiary Guarantor. By executing this Third Supplemental Indenture and the Note Guarantees referred to in Section 1.2 hereof, each of VeraSun Granite City, LLC, a Delaware limited liability company (“VeraSun Granite City”) and VeraSun Reynolds, LLC, a Delaware limited liability company (“VeraSun Reynolds”), hereby agrees to guarantee the Issuer’s obligations under the Notes on the terms and subject to the conditions set forth in Article XII of the Indenture and the Note Guarantees.
          1.2 Note Guarantee. VeraSun Granite City has duly executed and hereby delivers to the Trustee a Note Guarantee with respect to its obligations as a Subsidiary Guarantor under the Indenture. VeraSun Reynolds has duly executed and hereby delivers to the Trustee a Note Guarantee with respect to its obligations as a Subsidiary Guarantor under the Indenture. From and after the date hereof, each of VeraSun Granite City and VeraSun Reynolds shall be a Subsidiary Guarantor for all purposes under the Indenture and the Notes.

          IN WITNESS WHEREOF, the undersigned have caused this Third Supplemental Indenture to be duly executed as of the date first above written.

VERASUN ENERGY CORPORATION, as Issuer
By:	/s/ Donald L. Endres
	Name:	Donald L. Endres
	Title:	Chief Executive Officer

By:	/s/ Bruce A. Jamerson
	Name:	Bruce A. Jamerson
	Title:	President

VERASUN AURORA CORPORATION, as Guarantor
By:	/s/ Donald L. Endres
	Name:	Donald L. Endres
	Title:	Chief Executive Officer

By:	/s/ Bruce A. Jamerson
	Name:	Bruce A. Jamerson
	Title:	President

VERASUN FORT DODGE, LLC, as Guarantor
By:	/s/ Donald L. Endres
	Name:	Donald L. Endres
	Title:	Chief Executive Officer

By:	/s/ Bruce A. Jamerson
	Name:	Bruce A. Jamerson
	Title:	President

VERASUN CHARLES CITY, LLC, as Guarantor
By:	/s/ Donald L. Endres
	Name:	Donald L. Endres
	Title:	Chief Executive Officer

By:	/s/ Bruce A. Jamerson
	Name:	Bruce A. Jamerson
	Title:	President

VERASUN MARKETING, LLC, as Guarantor
By:	/s/ Donald L. Endres
	Name:	Donald L. Endres
	Title:	Chief Executive Officer

By:	/s/ Bruce A. Jamerson
	Name:	Bruce A. Jamerson
	Title:	President

VERASUN WELCOME, LLC, as Guarantor
By:	/s/ Donald L. Endres
	Name:	Donald L. Endres
	Title:	Chief Executive Officer

By:	/s/ Bruce A. Jamerson
	Name:	Bruce A. Jamerson
	Title:	President

VERASUN HARTLEY, LLC, as Guarantor
By:	/s/ Donald L. Endres
	Name:	Donald L. Endres
	Title:	Chief Executive Officer

By:	/s/ Bruce A. Jamerson
	Name:	Bruce A. Jamerson
	Title:	President

VERASUN GRANITE CITY, LLC, as Guarantor
By:	/s/ Donald L. Endres
	Name:	Donald L. Endres
	Title:	Chief Executive Officer

By:	/s/ Bruce A. Jamerson
	Name:	Bruce A. Jamerson
	Title:	President

VERASUN REYNOLDS, LLC, as Guarantor
By:	/s/ Donald L. Endres
	Name:	Donald L. Endres
	Title:	Chief Executive Officer

By:	/s/ Bruce A. Jamerson
	Name:	Bruce A. Jamerson
	Title:	President

WELLS FARGO BANK, N.A., as Trustee
By:	/s/ Timothy P. Mowdy
	Name:	Timothy P. Mowdy
	Title:	Vice President